Exhibit 99.2

SAN FELIPE
verizon

Delivering Dependable Monthly Income *Through* Irreplaceable Corners™

Third Quarter 2005 Earnings Webcast
Thursday, October 27, 2005

AmREIT

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Our Structure

Underwritten Capital
Advisory Fees and Profit Participation
Management Fees and Asset Gains
Capital
Retail Partnership Business
Merchant Development and Operating Business
Securities Business
Wholesaling Relationships

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GOOD Things Happen On GREAT Real Estate™

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Instructions for Viewing Informed Investors Forum

Good Things Happen on Great Real Estate™
AmREIT
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Courtyard at Post Oak: Verizon Wireless
Nation's leading provider of wireless communications.
History: Founded in 2000
Total Revenue: $22.5 billion
Exchange: NYSE:VZ
Total Locations: >1,200
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Webcast - Live
Q3 2005 AMREIT Earnings Conference Call
10/27/2005 at 10:00 a.m. CT
What's New
AmREIT Acquires
The South Bank in San Antonio, TX
Click for more details.
Learn About AmREIT
AmREIT participated in an online REIT Informed Investors Forum.
Click to listen and view our presentation.
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AmREIT, a self-managed real estate investment firm, focuses on the acquisition and development of "Irreplaceable Corners" – premier retail frontage properties in high-traffic, highly populated areas – to hold for long term value.

Click on this link to listen to Webcast

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GOOD Things Happen On GREAT Real Estate™ AmREIT

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Our Business Structure

Assets Under Management
$15M
$55M
2002
2005
Underwritten Capital
REIT Portfolio
Advisory Fees and Profit Participation
Management Fees and Asset Gains
Retail Partnership Business
Capital
Merchant Development and Operating Business
Securities Business
Wholesaling Relationships
Total Equity Raised
$8.5M
$93.5M
2002
2005
Total Assets
$74M
$312M
2002
2005
Current Merchant Development
Inventory/Pipeline
18 Advanced Autos
GC/Construction Mgmt.
33 Projects

GOOD Things Happen On GREAT Real Estate™

AmREIT

5

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FFO Growth

62% Estimated Increase from '02 to '05
$0.43
$0.54
$0.63
$0.68
2002
2003
2004
2005E
$0.40 YTD FFO/share

Estimated 2005 FFO per share range is $0.68 - $0.72

*Represents the adjusted FFO (AFFO) per share. The company adheres to the NAREIT definition of FFO. The company's AFFO takes the NAREIT calculated FFO and adds back certain non-cash expense items, if any for that year.

*2002 represents a full year

GOOD Things Happen On GREAT Real Estate™

AmREIT

6

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Asset Growth

Uptown Park acquired 6/1/05

$400,000,000E
June 2006
$311,771,000
YTD
$203,150,530
$101,326,607
$73,975,753
2002
2003
2004
2005E (12-18 month period)

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GOOD Things Happen On GREAT Real Estate™

AMREIT

Link to searchable text of Slide Shown above

The South Bank, San Antonio TX

Acquired 9/30/05

BARBEQUE
THE COUNTY LINE

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Contact Us

For more information contact:

Debbie Lucas
VP Investor Relations & Corporate Communications

Or

Chad Braun
Chief Financial Officer

AmREIT
8 Greenway Plaza, Suite 1000
Houston, TX 77046

713.850.1400
www.amreit.com

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GOOD Things Happen On GREAT Real Estate™ AmREIT

Link to searchable text of Slide Shown above

Delivering Dependable Monthly Income Through Irreplaceable CornersTM	Third Quarter 2005 Earnings Webcast Thursday, October 27, 2005
[LOGO OF AMREIT]

Disclaimer

Statements included in this presentation that state the company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are “forward-looking” statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which, by their nature, involve known and unknown risks and uncertainties. The company’s actual results, performance or achievements could differ materially from those expressed or implied by such statements.  Reference is made to the company’s regulatory filings with the Securities and Exchange Commission for information or factors which may impact the company’s performance.

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Our Structure

[CHART APPEARS HERE]

•	AMEX: AMY

•	Total Assets: $312M

•	Focus on Irreplaceable Corners™

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Instructions for Viewing
Informed Investors Forum

•	Visit our website: www.amreit.com

•	Click on the link under “Learn About AmREIT” on our homepage:

[GRAPHIC APPEARS HERE]

4

Our Business Structure

[CHART APPEARS HERE]

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FFO Growth

[CHART APPEARS HERE]

6

Asset Growth

[CHART APPEARS HERE]

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The South Bank, San Antonio TX
Acquired 9/30/05

[GRAPHIC APPEARS HERE]

8

Contact Us

For more information contact:

Debbie Lucas
VP Investor Relations & Corporate Communications

Or

Chad Braun
Chief Financial Officer

AmREIT
8 Greenway Plaza, Suite 1000
Houston, TX  77046

713.850.1400
www.amreit.com

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